UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 6, 2007

HCP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

3760 Kilroy Airport Way, Suite 300 Long Beach, California		90806
(Address of Principal Executive Offices)		(Zip Code)

(562) 733-5100

(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to include disclosures that supplement those disclosures made by HCP, Inc., a Maryland corporation (formerly known as Health Care Property Investors, Inc. until a name change that took effect on September 7, 2007) (“HCP” or the “Company”), in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 6, 2007 (the “Form 8-K”), as set forth below.

The financial statements and pro forma financial information described in Item 9.01 below should be read in conjunction with the Form 8-K and this Amendment.

Item 9.01                                            Financial Statements and Exhibits.

As previously announced, on August 1, 2007, HCP completed the acquisition of Slough Estates USA Inc. (“SEUSA”), pursuant to that certain Share Purchase Agreement, dated as of June 3, 2007, by and between HCP and SEGRO plc (the “Share Purchase Agreement”).  Specifically, this Amendment provides: (1) SEUSA’s Unaudited Consolidated Financial Statements as of June 30, 2007, and for the six months ended June 30, 2007 and 2006 (Exhibit 99.1); (2) SEUSA’s Consolidated Financial Statements as of December 31, 2006, and for the year ended December 31, 2006 (Exhibit 99.2); and (3) HCP’s Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2007, and for the year ended December 31, 2006 and the six months ended June 30, 2007 (Exhibit 99.3).  The information in Exhibits 99.1 and 99.2 were provided by SEUSA.  The information in Exhibits 99.1, 99.2 and 99.3 is incorporated herein by reference.

(a)                                 Financial Statements of Businesses Acquired.

The following financial statements (including any accompanying notes) are attached hereto and incorporated herein by this reference:

SEUSA’s Unaudited Consolidated Financial Statements as of June 30, 2007, and for the six months ended June 30, 2007 and 2006 (Exhibit 99.1)

SEUSA’s Consolidated Financial Statements as of December 31, 2006, and for the year ended December 31, 2006 (Exhibit 99.2)

(b)                                 Pro Forma Financial Information.  The following pro forma financial statements (including any accompanying notes) are attached hereto and incorporated herein by this reference:

HCP’s Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2007, and for the year ended December 31, 2006 and the six months ended June 30, 2007 (attached hereto as Exhibit 99.3)

(d)                                 Exhibits.  The following exhibits are being incorporated by reference herein or filed herewith:

23.1                                                                           Consent of SEUSA’s Independent Accountants — PricewaterhouseCoopers LLP

99.1                                                                          SEUSA’s Unaudited Consolidated Financial Statements as of June 30, 2007, and for the six months ended June 30, 2007 and 2006

99.2                                                                          SEUSA’s Consolidated Financial Statements as of December 31, 2006, and for the year ended December 31, 2006

99.3                                                                          HCP’s Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2007, and for the year ended December 31, 2006 and the six months ended June 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HCP, INC.
(Registrant)

		By:	/s/ Edward J. Henning
Date:	September 24, 2007		Edward J. Henning
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Attached as exhibits to this form are the documents listed below:

23.1	Consent of SEUSA’s Independent Accountants — PricewaterhouseCoopers LLP

99.1	SEUSA’s Unaudited Consolidated Financial Statements as of June 30, 2007, and for the six months ended June 30, 2007 and 2006

99.2	SEUSA’s Consolidated Financial Statements as of December 31, 2006, and for the year ended December 31, 2006

99.3	HCP’s Unaudited Pro Forma Condensed Consolidated Financial Statements as of June 30, 2007, and for the year ended December 31, 2006 and the six months ended June 30, 2007